Exhibit 21.1


                     ATLANTIC BANCGROUP, INC. AND SUBSIDIARY


                                   Form 10-KSB


                     For Fiscal Year Ended December 31, 2001





                            Subsidiary of Registrant

       Oceanside Bank, incorporated under the laws of the State of Florida
           1315 South Third Street, Jacksonville Beach, Florida 32250